UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 25, 2005 (March 23, 2005)

NEW RIVER PHARMACEUTICALS INC.
(Exact name of Registrant as specified in charter)

Virginia	000-50851	54-1816479
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1881 Grove Avenue, Radford, Virginia	24141
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(540) 633-7978

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

2004 Bonuses for Executive Officers

On March 23, 2005, the Compensation Committee of the Board of Directors (the “Committee”) of New River Pharmaceuticals Inc. (the “Company”), taking into consideration the Company’s achievements for 2004, including the successful completion of the Company’s initial public offering and overall performance of the Company’s common stock from the date of the initial public offering through the end of the Company’s fiscal year, approved the following bonus payments for the following executive officers of the Company for 2004:

Name	Bonus

Randal J. Kirk,
Chairman, Chief Executive	$600,000
Officer and President

Krish S. Krishnan,
Chief Operating Officer,	$450,000
Chief Financial Officer and Secretary

Suma M. Krishnan,
Vice President, Product	$240,000
Development

Compensation of Non-Employee Directors

On March 23, 2005, the Committee approved revised compensation arrangements for the Company’s non-employee directors (the “Non-Employee Directors”). Each Non-Employee Director, other than the Chairman of the Audit Committee of the Board of Directors, will receive an annual retainer of $36,000 plus a fee of $1,500 for each Board of Directors meeting attended. The Chairman of the Audit Committee of the Board of Directors will receive an annual retainer of $36,000 plus a fee of $2,500 for each Board of Directors meeting attended. The Company will continue to reimburse the Non-Employee Directors for reasonable expenses incurred in connection with attendance at Board of Directors and committee meetings.

The Committee also approved the grant of options to purchase 25,000 shares of the Company’s common stock to each of the Non-Employee Directors. The options have an exercise price of $23.20 per share, the closing price of the Company’s common stock on March 23, 2005, the date of the grant, vested immediately upon the date of the grant and expire on March 22, 2015.

In addition, it is the intention of the Committee to grant, on an annual basis, options to purchase 20,000 shares of the Company’s common stock to each of the Non-Employee Directors. It anticipates that these options will vest in three equal annual installments beginning on the first anniversary of the date of grant.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits.

(c)	Exhibits.

10.1
Form of Stock Option Agreement for Non-Employee Directors (previously filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-8 (Registration No. 333-121102) and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2005

NEW RIVER PHARMACEUTICALS INC.

	By:	/s /Randal J. Kirk
Randal J. Kirk
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1
Form of Stock Option Agreement for Non-Employee Directors (previously filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-8 (Registration No. 333-121102) and incorporated herein by reference).